UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 4, 2011

GSP-2, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54070	27-3120454
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Gongzhuling State Agriculture Science and Technology Park, location of 998 kilometers, Line 102, Gongzhuling City, Jilin province, China
(Address of principal executive offices)

+86-434-627-8415
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i
On May 4, 2011, GSP-2, Inc. (the “Company”) dismissed Webb & Company, P.A. (“Webb”) as its independent registered public accounting firm. The Board of Directors of the Company (the “Board”) approved such dismissal on May 4, 2011 (the “Effective Date”).

ii	The Board participated in and approved the decision to change the Company’s independent registered public accounting firm.
iii
Webb’s reports on the financial statements of the Company for the one day period ended December 1, 2009 and the year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than with respect to the Company’s ability to continue as a going concern.

iv
In connection with the audit and review of the financial statements of the Company through the Effective Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Webb’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the year ended December 31, 2010 there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Webb with a copy of this Current Report on Form 8-K (this “Report”) and requested that Webb furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Webb agrees with the above statements.  A copy of the letter from Webb to the SEC is filed as Exhibit 16.1 to this Report.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On May 4, 2011, the Board appointed Sherb & Co., LLP (“Sherb”) as the Company’s new independent registered public accounting firm. The decision to engage Sherb was approved by the Board on the Effective Date.

ii
Prior to the Effective Date, the Company did not consult with Sherb regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Webb & Company, P.A. to the Securities and Exchange Commission, dated May 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSP 2, INC.

Date: May 9, 2011	By:	/s/ Yushan Wei
Yushan Wei President and Chief Executive Officer